KBW 2008 Insurance Conference

September 4, 2008

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for
Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,”
“plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,”
“optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance our existing indebtedness; (ii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (iii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iv) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (v) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (vi) changes in accounting principles and the interpretation thereof; (vii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (viii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (ix) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (x) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xi) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xiii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xv) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xvi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xvii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; and (xviii) the receipt of regulatory approval and consummation of the plan to transfer Conseco Senior Health Insurance Company to an independent trust. Other factors and assumptions not identified above are also relevant to the forward-
looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains certain financial measures that differ from the comparable measures under
Generally Accepted Accounting Principles (GAAP). Reconciliations between such non-GAAP measures and the comparable GAAP measures are included in the Appendix.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commision that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Conseco Today

Pursued roll-up strategy of insurance
companies in the 1990s

Twelve acquisitions for a combined
consideration of $5.4Bn between 1990 and
1997

Seven acquisitions prior to 1990

Made “diversifying” acquisition of
manufactured housing lender Green Tree for
$6.0Bn in 1998

Problems with Green Tree forced Conseco
into bankruptcy in 2002 (insurance
companies continued operating)

Emerged from bankruptcy in 2003

Focused provider of supplemental health,
protection and accumulation products to the
underserved senior middle market with over
4 million policyholders

Operates through three active segments

Bankers Life: strong career agent franchise

Colonial Penn: direct distribution platform with
solid growth potential

Conseco Insurance Group: independent agents

Run-off segment

Primarily old acquired blocks of long term care
(LTC) policies

Old Conseco

New Conseco

Creating Value at Conseco:
Fix, Focus, Grow

Stabilize, then substantially
eliminate run-off LTC
exposure

Improve CIG profitability

Enhance control and data
quality environment

Use “Value of New
Business” metric to guide
marketing and sales efforts

Realign Management

Consolidate back office

Align long-term incentive
compensation with
shareholder interests

Fix

Focus

Grow

Focus on fast growing
market segments where
Conseco has the
appropriate capabilities
and competencies

Achieve run-rate adjusted ROE of 11% by 2009

CONSECO

$18.0
$9.0
$15.6
$6.8
($11.8)
($45.1)
($26.1)
($130.3)
($19.5)
($10.0)
($1.3)
$12.2
10
(40)
(90)
(140)
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208

Fixing LTC Run-off:
The Separation of CSHI

Run-off Segment Pre-Tax Operating Earnings ($MM) (a)

Stabilized LTC business

Strengthened reserves by $200MM over
the last 18 months

Installed experienced management team
focused exclusively on LTC

Pursued premium rate increases where
justified

Improved customer service to LTC
policy holders

Enhanced claims management

Outsourced most admin operations to
the Long Term Care Group

Concluded multi-state insurance
regulatory examination and started
remediation

Management Actions Taken Prior to Separation

(a) A non-GAAP financial measure which excludes net realized investment gains (losses), net of related amortization. See the Appendix for a reconciliation to the corresponding GAAP measure.

CSHI Separation Transaction Overview

Key Transaction Terms

CSHI (which houses 87% of run-off LTC business) to be transferred for no consideration to not-for-profit business trust set up to own and operate the business for the benefit of its LTC policyholders

Pre-separation capital contribution of $175MM to CSHI to raise total adjusted statutory capital to $300MM

Subject to approval by Pennsylvania Insurance Department

Expected closing in Q4 2008

Conseco Rationale

A balanced solution, considering the various stakeholders, to definitively separate CSHI from Conseco

Separation eliminates potential source of earnings volatility and perceived call on Conseco’s capital

Allows capital to be applied to profitable, high growth businesses

Improves rating profile, positioning Conseco for an upgrade over time

Allows Conseco’s management to focus exclusively on core businesses

Aggressively Pursuing Expense
Reduction Opportunities

Back-office consolidation and elimination of excess office space completed; expected to produce run-rate savings of $25 million annually by year-end 2008

Approximately $11 million in savings realized in 2007

Additional $9 million expected in 2008

Remaining $5 million expected in 2009

Additional $6 million annual impact from CIG reductions in sales and marketing expenses as a result of improved focus

$2 million realized in 2007, full amount beginning in 2008

0.1%

1.1%

3.9%

Source    U.S. Census Bureau

Life, disability

Annuities, 401(k), mutual funds

Senior health, critical illness, final
need, long term care, annuities
with lifetime income

Focusing on the Fast Growing, Underserved
Middle Income Senior Market

Growth of Population 2007-2017E (Million people)

Age Cohort                                                                                  CAGR

Primary Insurance Product Needs

Source: KBW Research

AFL

AIG

Aviva

USA

Banner

GFR

GNW

Guardian

HIG

KCLI

LNC

Mass

Mutual

MET

NFS

NW

NY Life

PFG

PL

PLFE

PNX

PRU

TMK

SFG

UNM

Products

More

Affluent

Less

Affluent

Protection

Product

Asset

Accumulation

(Relative company size based on total assets)

CNO

CIG

BLC

CPL

MOO

UHCO

State Farm

Allstate

Combined

Mutual

Stock Life

P&C

Legend

Few Competitors in Our Target Space

Conseco Has Expertise
Across Important Middle
Market Products

Specified Disease

Equity-Indexed Life and
Annuity Products
(Longevity Solutions)

Long-Term Care

Medicare Supplement

Whole life products

Final expense / Term
insurance for protection

Able to Access Consumers
Across Multiple Channels

With an Agent (Retail)

Bankers

CIG - Independents

Without an Agent: (Direct)

Colonial Penn

At Work:  (Worksite Marketing)

PMA Worksite Division
(CIG-owned)

CIG - Independents

Strong Trends Are Impacting
Middle Market Consumers

Rising medical costs

Decline of societal safety nets
(government & employer)

Increased longevity

Greater awareness of need for
retirement planning

The Right Products and The Right Channels for
Today’s Middle Market Consumer

We Offer a Unique Value Proposition
that is Closely Aligned to Important
Trends in Our Target Market

Exceptional Customer Reach

Over 4 million Conseco policyholders

Powerful Bankers career agent force

Over 5,000 contracted agents spread across 230 locations

70 million Americans in broad target market; 2/3 live within 25 miles of a Bankers branch

3 million annual home visits to prospects and 18 million phone calls

Successful direct response effort

28 million pieces of direct mail sent annually

3% response rate

“Touch” virtually every American turning 65

Conseco at a Glance:
Collected Premiums and Pre-tax Income

6/30/08 Last Twelve Months (“LTM”)
Collected Premiums by Product (a)

6/30/08 LTM Pre-Tax Operating
Earnings by Distribution Channel (a) (b)

6/30/08 LTM Collected Premiums by
Distribution Channel (a)

Annuities
28.4%

LTC
15.0%

Life
15.2%

Bankers
65.9%

Bankers
70.0%

CIG
26.2%

Colonial Penn
3.8%

CIG
27.6%

Colonial Penn
6.5%

Other
0.6%

PDP & PFFS
11.5%

Specified Disease
8.8%

Medicare
Supplement
20.5%

(a) Excludes LTC run-off
(b) A non-GAAP financial measure which excludes: (i) net realized investment gains (losses), net of related amortization; (ii) costs related to a litigation settlement; and (iii) the loss related to a coinsurance transaction. See the Appendix for a reconciliation to the corresponding GAAP measure.

Total: $4.1Bn

Total: $287.5MM

Conseco at a Glance:
New Annualized Premiums (“NAP”)

6/30/08 LTM NAP by Product

6/30/08 LTM NAP by Distribution
Channel

Bankers
70.1%

CIG
18.0%

Colonial Penn
11.9%

Annuities
17.9%

LTC
10.6%

Life
26.3%

PDP & PFFS
14.0%

Specified
Disease
10.8%

Medicare
Supplement
20.4%

Total NAP: $403.2MM

CONSECO

71.9
72.7
73.2
Medicare Supplement
LTC
Life
Annuity
PDP / PFFS / Other

2004
2007
2008 LTM

Bankers Life Overview

Solid business with expanding low cost distribution

Focused on the middle-class senior market with
Medicare supplement, life, annuity, LTC, Medicare
Part D and Medicare Advantage products

“Kitchen-table” sales model through over 5,000
career agents and sales mangers

Strong momentum in recruitment

Agent count up 5% since 6/30/07

8% YTD growth in new agents

8% YTD growth in productive agents (a)

Key initiatives

Continue growth in agents and improve agent
productivity

Fix weakened profitability of LTC business
thorough re-rates and claims management

Develop new products

Pre -Tax Operating Earnings ($MM) (b)

New Annualized Premiums ($MM)

$218.4

$233.6

$ 268.4

$ 294.4

$ 282.8

(a) Productive agents defined as agent who sold 4+ policies or earned $2,000+ in commissions per month during the most recent 12 months
(b) A non-GAAP financial measure which excludes net realized investment gains (losses), net of related amortization. See the Appendix for a reconciliation to the corresponding GAAP measure.

Colonial Penn Overview

Focuses on lower middle-income retirees with
simple, low cost life insurance products

Direct response model with media and mail based
lead generation with robust telemarketing support

Well positioned in unique market niche with strong
growth potential

30% sales growth in 2007

Sustainable growth of 20% per year

Low cost administrative platform

Recent Accomplishments

Recaptured block of business ceded to Swiss Re in
2002

Launched mid-face life product

New Annualized Life Premiums ($MM)

(a) A non-GAAP financial measure which excludes net realized investment gains (losses), net of related amortization. See the Appendix for a reconciliation to the corresponding GAAP measure.

Pre -Tax Operating Earnings ($MM) (a)

CONSECO

22.0
2007
Medicare Supplement
Specified Disease
Life
Annuity
PDP/PFFS/Other

2007

CIG Overview

Focused on middle income working Americans and
retirees with suppl. health and protection products

Distribution through 2,600 independent producers,
including 590 from Performance Matters Associates
(“PMA”), a wholly-owned marketing company

PMA currently generates 50% of new business
focusing on profitable supplemental health products

Building new relationships, broadening supplemental
health and life distribution

Key markets

Worksite – small business, education, government,
healthcare and credit unions

Individual – farm/rural and seniors

Strategic goal of 10-15% profitable annual growth

Achievements

Positive new business value for all products with
optimization of business mix

Sales/marketing expenses realigned with market focus

New Annualized Premiums ($MM)

$ 56.4

$ 68.8

$ 99.2

$ 78.8

$ 72.5

Pre -Tax Earnings ($MM) (a)

(a) A non-GAAP financial measure which excludes: (i) net realized investment gains (losses), net of related amortization; (ii) costs related to a litigation settlement; and
(iii) the loss related to a coinsurance transaction. See the Appendix for a reconciliation to the corresponding GAAP measure.

Limited Exposure to Troubled Asset Classes

Structured securities represent 24% of total
actively managed fixed maturity securities

Over 89% AAA rated

Over 40% agency CMOs

11% Alt-A Assets (99% AAA rated)

No exposure to Agency preferred or common

Below investment grade only 6% of portfolio

$102MM sub-prime home equity ABS

90% pre-2006 vintage

Only $22MM in A category or lower

$923MM CMBS exposure

Only $273MM in A category or lower

Composition of Investments as of 6/30/08

CMBS
3.9%

Investment
Grade
Corporates
59.1%

Other
9.8%

Commercial
Mortgages
9.4%

ABS
1.7%

CMOs
16.2%

2Q’08 Net Investments G/L as a % of Assets

UNUM

Conseco Today

A turnaround story

Strategic separation of most of LTC run-off nearing completion

Progress on improving profitability

Strategic focus on senior middle market

Defined by our markets, not our products

Little competition in target segment

Above average growth and profit potential

Demographics are favorable

Broad reach across the market

Appendix

Information Related to Certain Non-
GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with
GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange
Commision that are available in the “Investor – SEC Filings” section of Conseco’s website, www.conseco.com.

Operating earnings measures
Management believes that an analysis of earnings before net realized gains or losses and corporate interest and taxes (“EBIT”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by unusual and significant charges related to: (i) a litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and
(iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets. Management believes an analysis of operating earnings before these charges is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

Year ended December 31, 2004 (Restated)	2005 (Restated)	2006 (Restated)	2007	Six months ended June 30, 2007 (Restated)	2008
EBIT, excluding costs related to litigation settlement and loss related to an coinsurance transaction:						
Bankers Life	$ 209.2	$ 224.9	$ 265.3	$ 241.8	$ 116.0	$ 63.7
Colonial Penn	18.0	20.0	21.6	18.1	11.3	12.0
Conseco Insurance Group	255.3	233.4	189.6	102.7	76.8	53.3
Other Business in Run-off	60.7	90.9	(34.5)	(185.9)	(156.4)	10.9
Corporate Operations, excluding corporate interest expense	(56.8)	(33.0)	(27.1)	(16.8)	(16.2)	(25.2)
EBIT, excluding costs related to litigation settlement and a loss related to an annuity coinsurance transaction	486.4	536.2	414.9	159.9	31.5	114.7
Costs related to a litigation settlement	-	-	(157.0)	(64.4)	(48.0)	-
Loss related to an annuity coinsurance transaction	-	-	-	(76.5)	-	-
Total EBIT	486.4	536.2	257.9	19.0	(16.5)	114.7
Corporate interest expense	(71.5)	(48.1)	(52.5)	(72.3)	(33.0)	(30.3)
Gain (loss) on extinguishment of debt	2.8	(3.7)	(1.1)	-	-	-
Income (loss) before net realized investment losses and taxes	417.7	484.4	204.3	(53.3)	(49.5)	84.4
Tax expense (benefit) on period income	146.5	171.7	74.2	(19.2)	(18.0)	30.3
Income (loss) before net realized investment losses and valuation allowance for deferred tax assets	271.2	312.7	130.1	(34.1)	(31.5)	54.1
Preferred stock dividends	(65.9)	(38.0)	(38.0)	(14.1)	(14.1)	-
Net operating income (loss) before net realized investment losses and valuation allowance for deferred tax assets	205.3	274.7	92.1	(48.2)	(45.6)	54.1
Valuation allowance for deferred tax assets	-	-	-	68.0	-	370.0
Net operating income (loss)	205.3	274.7	92.1	(116.2)	(45.6)	(315.9)
Net realized investment losses, net of related amortization and taxes	18.9	-	(24.1)	(77.8)	(23.8)	(177.0)
Net income (loss) applicable to common stock	$ 224.2	$ 274.7	$ 68.0	$ (194.0)	$ (69.4)	$ (492.9)

Information Related to Certain Non-
GAAP Financial Measures

A reconciliation of EBIT to net income applicable to common stock is as follows (dollars in millions):